                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Trendwest Resorts, Inc.:

We consent to the use of our report incorporated herein by reference.

KPMG LLP

Seattle, Washington
June 29, 1999